Exhibit 23.2

                  CONSENT OF ERNST & YOUNG LLP


We consent to the use of our report dated January 15, 1996, with respect to the financial statements of IMC-Agrico Company (not presented separately herein), incorporated by reference in the Registration Statement (Form S-3 No. 33-37441) and related
Prospectus of Freeport-McMoRan Resource Partners, Limited Partnership and included in this Annual Report (Form 10-K) for the year ended December 31, 1995.



                                         /s/ERNST & YOUNG LLP
                                         -----------------------
                                         ERNST & YOUNG LLP




Chicago, Illinois
March 27, 1996